UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39662	46-2431115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Arsenal Yards Blvd Suite 210
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 758-8672

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 3, 2023, SQZ Biotechnologies Company (the “Company”) received a written notice from the New York Stock Exchange (“NYSE”) notifying the Company that the NYSE will commence proceedings to delist the Company’s common stock (“Common Stock”) from the NYSE. The NYSE reached this determination pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization of at least $15 million over a consecutive 30-trading day period.

The NYSE will apply to the Securities and Exchange Commission (“SEC”) to delist the Common Stock upon completion of all applicable procedures. The Company does not intend to appeal the NYSE’s determination and, accordingly, the Company expects that the Common Stock will be delisted.

The NYSE suspended trading in the Common Stock immediately after market close on July 3, 2023. The Common Stock will begin trading in the over-the-counter markets commencing on July 5, 2023.

The over-the-counter markets are significantly more limited than the NYSE, and quotation on the over-the-counter markets may result in a less liquid market available for existing and potential securityholders to trade the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance that the Common Stock will continue to trade on the over-the-counter markets, whether broker-dealers will continue to provide public quotes of the Common Stock or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market.

Item 8.01 Other Events.

Following notification from the NYSE on July 3, 2023 that the NYSE will commence proceedings to delist the Common Stock, the Company determined to defer the effective date of the Company’s previously announced reverse stock split from July 6, 2023 to a later date that has not yet been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date:	July 3, 2023	By:	/s/ Lawrence Knopf
Lawrence Knopf General Counsel